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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported):  June 27, 1997
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                                Popular, Inc.
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            (Exact name of registrant as specified in its charter)


COMMONWEALTH OF PUERTO RICO         NO. 0-13818        NO. 66-0416582
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(State or other jurisdiction of     (Commission        (IRS Employer
incorporation)                      File Number)       Identification No.)




        209 MUNOZ RIVERA AVENUE
         HATO REY, PUERTO RICO                              00918
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(Address of principal executive offices)                  (Zip Code)



Registrant's telephone number, including area code:  (787) 765-9800
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        ------------------------------------------------------------
        (Former name or former address, if changed since last report)

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Item 5.         Other Events

       Merger agreement between Popular, Inc. and Roig Commercial Bank

On June 27, 1997, Popular, Inc.'s management announced that under the terms of the merger agreement between Popular, Inc. and Roig Commercial Bank, Roig's shareholders will receive for each Roig common share either 5.14695 shares of the Corporation's common stock or $208.12987, depending on shareholders elections which deadline was June 30, 1997.

In addition management announced that the average daily closing price of the Corporation's common stock amounted to $40.4375 for the specified period from June 13, 1997 to June 26, 1997.

On June 30, 1997, Management announced that the effective date of the merger between Banco Popular de Puerto Rico ("Banco Popular") and Roig was June 30th, 1997. As part of the business transaction between the merged entities, the employees of the Roig are now part of Banco Popular's human resources. The clients of the Roig and Banco Popular will continue conducting all bank transactions in their respective banks until September 12, when the system conversion will be concluded.


Item 7.         Financial Statements, Pro Forma Financial Information and
                Exhibits

        (c)  Exhibits

        99(a) Press release, dated June 27, 1997, announcing the average daily closing price of Popular, Inc. common stock for the specified period and other information under the terms of the merger agreement.

        99(b) Press release, dated June 30, 1997, announcing the effective date of the merger and other pertinent information.

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                                  SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                       POPULAR, INC.
                                                       -------------
                                                       (Registrant)




Date:  July 1, 1997            By:      /s/ Amilcar L. Jordan
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                               Name  :  Amilcar L. Jordan, Esq.
                               Title :  Senior Vice President and
                                        Comptroller

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                                EXHIBIT INDEX
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EXHIBIT NUMBER          DESCRIPTION
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99(a)                   Press release, dated June 27, 1997

99(b)                   Press release, dated June 30, 1997